Exhibit 99.1

Contact:

For Augme Technologies, Inc.

Investor Relations Contact:	Public Relations Contact:
Stephanie Prince / Jody Burfening	Ed Harrison
Lippert/Heilshorn & Associates, Inc.	fama PR
(212) 838-3777	(617) 986-5003
sprince@lhai.com or ir@augme.com	ed@famapr.com

Court Requests Further Briefing on Summary Judgment

NEW YORK, NY— 11/15/11 — Augme Technologies, Inc. (OTCBB: AUGT) (“Augme”) (“the Company”), a technology and services leader in interactive media marketing that offers the only patented and innovative end-to-end mobile marketing platform, today announced that a decision issued on November 14, 2011 by the Hon. Colleen McMahon, District Judge for the U.S. District Court for the Southern District of New York, granting in part and denying in part Defendants AOL’s and Tacoda’s motion for summary judgment of non-infringement.

Augme had asserted that AOL/Tacoda had infringed its patented targeted advertising technology on two distinct grounds. The Court held that Augme could not prevail on one of the asserted grounds under the Court’s claim construction ruling.  The Court withheld ruling on the other ground and requested that Augme provide further briefing to establish that the Data Agent combined with Data Tag employed in Defendants’ advertising network operates in essentially the same manner as claimed within the patents asserted by Augme.  If the Court agrees with Augme’s position, the case will proceed to trial.

About Augme Technologies, Inc.

Augme Technologies, Inc. (OTC.BB: AUGT - News) provides strategic services and mobile marketing technology to leading consumer and healthcare brands. Its platforms, including AD LIFE™, have provided measurable successes across an industry-leading 130,000+ campaigns for such clients as Macy’s, MillerCoors, Nestle, KFC, and Clear Channel. Augme’s offerings allow marketers, brands, and agencies the ability to plan, create, test, deploy, and track mobile marketing programs across every mobile channel, including SMS, 2D/QR codes, mobile websites, advertising networks, social media and branded apps. Augme’s platforms facilitate consumer brand interaction and the ability to track and analyze campaign results. Using its own patented device-detection and proprietary mobile content adaptation software, AD LIFE™ solves the mobile marketing industry problem of disparate operating systems, device types, and on-screen mobile content rendering. Augme also provides business to consumer utilities including national mobile couponing solutions, strategic mobile healthcare tools, custom mobile application development, and consumer data tracking and analytics. In addition to AD LIFE™, Augme owns Hipcricket and licenses the digital broadcast platform BOOMBOX®. Augme is headquartered in New York City, with operations in Seattle, Atlanta, Dallas, Los Angeles, Chicago, Tucson and London. For more information, visit www.augme.com .

Augme Technologies, Inc.™, Augme™, AD LIFE™, BOOMBOX®, AD SERVE™ and the Augme logo are trademarks of Augme Technologies, Inc. All rights reserved. 2009-11.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in Augme’s Form 10-K for the year ended February 28, 2011 and more recent reports and registration statements filed with the SEC. Augme Technologies, Inc. is under no obligation (and expressly disclaims any such obligation) to update or alter such forward-looking statements, whether as a result of new information, future events or otherwise.

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